                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          Giga-tronics Incorporated
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              [GIGA-TRONICS Logo]

                           Giga-tronics Incorporated
                            4650 Norris Canyon Road
                          San Ramon, California 94583



                                                                July 15, 1996



To Our Shareholders:

      I cordially invite you to attend the annual meeting of Giga-tronics Incorporated shareholders to be held at 10:00 a.m. on Monday, August 12, 1996, at the Giga-tronics facility, 4650 Norris Canyon Road, San Ramon, California.

      At the meeting, you will be asked to elect four directors and ratify the appointment of independent certified public accountants. Information about these matters is set forth in the attached Notice and Proxy Statement.

      The Company counts on your continued interest, and I hope you will be able to attend the meeting. However, regardless of whether you plan to attend in person, it is important that your vote be counted. I urge you to vote your shares by signing and returning the accompanying proxy card.


                                      Sincerely,


                                      /s/ George H. Bruns, Jr.
                                      ------------------------------------
                                      George H. Bruns, Jr.
                                      Chairman and Chief Executive Officer

                              [GIGA-TRONICS Logo]

                           Giga-tronics Incorporated
                            4650 Norris Canyon Road
                          San Ramon, California 94583


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders:

      The Annual Meeting of Shareholders of Giga-tronics Incorporated will be held at 10:00 a.m., local time, on Monday, August 12, 1996, at the Giga-tronics facility, 4650 Norris Canyon Road, San Ramon, California, for the following purposes:

      1.    Elect four directors for the ensuing year;

      2.    Ratify the appointment of independent certified public accountants;

      3. Transact such other business as may properly come before the meeting.


      Only shareholders of record at the close of business on June 14, 1996, will be entitled to vote at this meeting, or any adjournment thereof.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER YOU HOLD. PLEASE DATE, SIGN, VOTE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, PREPAID ENVELOPE.


                                            By Order of the Board of Directors,


                                            /s/ Gregory L. Overholtzer
                                            -----------------------------------
                                            Gregory L. Overholtzer, Secretary





San Ramon, California
July 15, 1996

                              [GIGA-TRONICS Logo]

                           Giga-tronics Incorporated
                            4650 Norris Canyon Road
                          San Ramon, California 94583


                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 12, 1996


      This Proxy Statement is submitted by the Board of Directors of Giga-tronics Incorporated ("Giga-tronics" or the "Company"), a California corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on August 12, 1996, in accordance with the foregoing notice, and at any adjournment thereof.

      The Board of Directors has fixed June 14, 1996 as the record date for the meeting. Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 2,642,970 shares of Common Stock of the Company issued and outstanding, each of which is entitled to one vote as to each matter to be acted on at the meeting. However, each shareholder will be entitled to cumulate his votes in the election of directors provided that notice of an intention to cumulate votes is given at the meeting prior to voting for the election of directors. Under cumulative voting, a shareholder is allowed one vote per share multiplied by the number of directors to be elected (four at this meeting) and may use the total number of votes for one nominee or may distribute such number among as many nominees as such shareholder chooses.

      Shares represented by properly executed proxies received by Giga-tronics will be voted at the meeting in accordance with the instructions thereon. It is intended that shares represented by proxies received by Giga-tronics which are not limited to the contrary will be voted FOR all proposals set forth in the notice of meeting.

      Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A shareholder giving a proxy may revoke it before its exercise by filing with the Secretary of Giga-tronics either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the meeting and votes in person. Attendance at the meeting will not, in and of itself, constitute the revocation of a proxy. The granting of a proxy shall give the proxy holder authority to cumulate votes if cumulative voting is elected.

      So far as is presently known, there is no business to be transacted at the meeting other than that referred to in the Notice of Annual Meeting of Shareholders, and it is not anticipated that other matters will be brought before the meeting. If, however, other matters should be brought before the meeting, it is intended that the proxy holders may vote or act in accordance with their judgment on such matters.

      An affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company's transfer agent tabulates shareholder votes. Abstentions are included in determining the number of shares present and voting at the Annual Meeting and each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

      The Annual Report of the Company for the fiscal year ended March 30, 1996 was mailed with the mailing of the Notice of Special Meeting and Joint Proxy Statement to all shareholders entitled to notice of and to vote at the Special Meeting.

      The costs of solicitation of proxies, including the printing, handling and mailing of the proxy material, will be paid by Giga-tronics. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of shares held in their names, and Giga-tronics will reimburse them for their expenses.

      The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to Giga-tronics shareholders is July 22, 1996.

      The executive offices of Giga-tronics are located at 4650 Norris Canyon Road, San Ramon, California 94583, and the telephone number is (510) 328-4650.

                             ELECTION OF DIRECTORS


      At the annual meeting four (4) directors (constituting the entire Board) are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The following are the nominees of the Board of Directors for election as directors. There are no family relationships among the nominees or between any nominee and any executive officer of the Company.

                                                                                    DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                       SINCE:           AGE
- -----------------------------                                                       --------         ---
  George H. Bruns, Jr.                                                              1980              78
         Chief Executive Officer since January, 1995, Chairman of the Board and a director of the Company.  Founded the Company in 1980 and has been a
         Director since inception.  Mr. Bruns is General Partner of The Bruns
         Company, a private venture investment and management consulting firm.
         Mr. Bruns is Director of Peninsula Wireless Communications Inc., Ascor
         Inc. and Testronics Inc.

  James A. Cole                                                                     1994              54
         Managing General Partner of Spectra Enterprise Associates and a
         Partner of New Enterprise Associates.  Founder and President of
         Amplica, Inc. and presently a Director of Vitesse Semi-Conductor Corp., and Spectrian Corp.

  Edward D. Sherman                                                                 1993              62
         President and Chief Executive Officer of FET Acquisition Co., Inc.
         since May, 1996. Served as Product Line Manager for Giga-tronics from
         May, 1995 through March, 1996.  President and Chief Executive Officer at 3dbm, Inc. from January, 1994 through March, 1995. Prior to that time, and from 1990, Mr. Sherman served as President and Chief
         Executive Officer of Peninsula Engineering.

Robert C. Wilson                                                                    1991              76
         Chairman of Wilson & Chambers, a private investment firm.  Mr. Wilson is also currently a director of Storage Technology Corporation, SyQuest
         Technology, Inc., Southwall Technologies Inc., ReSound Corp., Andros
         Inc., and Carco Electronics.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                            COMMITTEES OF THE BOARD


MEETINGS

      There were six regularly scheduled meetings and no special meetings of the Board of Directors during the last fiscal year.

COMMITTEES

      Giga-tronics' Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.

      During fiscal 1996, the Audit Committee consisted of Edward D. Sherman and James A. Cole. The Audit Committee serves to monitor the effectiveness of the independent audit as well as the Company's accounting, financial controls and financial reports. The Audit Committee held one meeting for the past fiscal year.

      During fiscal 1996, the Compensation and Stock Option Committee consisted of George H. Bruns and independent non-employee director Robert C. Wilson. It formulates recommendations to the Board of Directors regarding levels of compensation for management. In addition, in order to recognize the expected future contributions of key employees and provide an additional incentive for them to remain with the Company over the long-term, the Committee awards options to purchase shares of the Company's stock. The Compensation and Stock Option Committee held one meeting during the past fiscal year.

      The Company does not have a nominating committee or any committee performing such functions. All of the directors attended all the meetings of the Board and all the committees on which they sat.

COMPENSATION OF DIRECTORS

      Each of Giga-tronics' directors who is not employed by the Company receives an annual director's fee of $6,000 and $750 for attendance at each Board meeting. Outside directors serving on committees of the Board receive $500 for attendance at each committee meeting. These amounts were effective January, 1995.

      The Company has entered into indemnification agreements with all of its officers and directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year ending March 30, 1996, all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of June 14, 1996, information concerning the beneficial ownership of the Company's Common Stock for (a) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (b) each director; (c) each of the executive officers named in the Summary Compensation Table below; and (d) all directors and officers of the Company as a group:

                                            AMOUNT AND           PERCENT
                                             NATURE OF          OF TOTAL
                                            BENEFICIAL       OUTSTANDING
NAME OF BENEFICIAL OWNER                     OWNERSHIP      COMMON STOCK
- ------------------------                    ----------      ------------
George H. Bruns, Jr.                       357,650 (1)              13.5
  P.O. Box 1362
  Lafayette, CA 94549
James A. Cole                               55,638 (2)               2.1
  5424 Island Forest Place
  Westlake Village, CA  91362
Gregory L. Overholtzer                         -0-                   0.0
   4650 Norris Canyon Road
   San Ramon, CA  94583
Bradley C. Stribling                           -0-                   0.0
  4650 Norris Canyon Road
  San Ramon, CA  94583
Edward D. Sherman                              -0-                   0.0
  6507 Leyland Park Drive
  San Jose, CA  95120
David L. White                               5,250 (3)               0.2
   4 Cirrus Court
   Redwood City, CA  94462
Robert C. Wilson                            25,000                   0.9
  274 Catalpa Drive
  Atherton, CA 94027
All officers and directors as a group
  (7 persons including the above)          443,538                  16.7

Dimensional Fund Advisors Inc.             157,300 (4)               5.9
  1299 Ocean Avenue, Suite 650
  Santa Monica, CA 90401
The Robertson Stephens Orphan Fund         253,672 (5)               9.6
  555 California Street
  San Francisco, CA 94104
Montgomery Asset Management                137,600 (6)               5.2
  600 Montgomery Street
  San Francisco, CA  94111
- --------------------

(1) Includes 187,650 shares owned by the Bruns Trust, 170,000 registered in the names of his son and daughter.

(2) James A. Cole is the Managing General Partner of Spectra Enterprise Associates, which beneficially owns 55,638 shares over which Mr. Cole has shared voting and dispositive power.

(3)      5,000 shares represent currently exercisable options.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 157,300 shares as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(5) As general partners of the Orphan Fund, Bayview Investors, Ltd. and Robertson, Stephens & Company share voting and dispositive power over 251,672 shares held by the Orphan Fund and Paul Stephens, a partner and custodian for his sons, has sole voting and dispositive power over 2,000 shares.

(6) Montgomery Asset Management is registered under section 203 of the Investment Advisors Act of 1940.

                             EXECUTIVE COMPENSATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following table provides information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and each of the two other most highly compensated executive officers who earned more than $100,000 annual compensation during the last fiscal year, for the fiscal years ended March 30, 1996, March 25, 1995, and March 26, 1994:


                           SUMMARY COMPENSATION TABLE

                                                                                Long -Term Compensation
                                                                            ---------------------------
                              Annual Compensation                                   Awards      Payouts
                              -------------------                           ---------------------------
                                                                                             NUMBER OF
                                                                                             SECURITIES
                                                                  OTHER         RESTRICTED   UNDERLYING           ALL OTHER
NAME AND                                                          ANNUAL        STOCK        OPTIONS/    LTIP       COMPEN-
PRINCIPAL                   FISCAL                                COMPEN-       AWARDS       SARS        PAYOUTS     SATION
POSITION                    YEAR      SALARY($)       BONUS($)    SATION($)        ($)       (#) (1)     ($) (2)    ($) (3)
- ---------------------------------------------------------------------------------------------------------------------------
George H. Bruns             1996      $148,000          --       $7,200 (5)       --            --          --         --
Chairman and                1995      $ 37,000 (4)      --       $9,050 (6)       --            --          --         --
Chief Executive
Officer

Gregory Overholtzer         1996 (7)  $104,885          --            --          --            --          --       $3,392
Vice President,
Finance and
Chief Financial Officer

Brad C. Stribling           1996 (7)  $111,126          --            --          --            --          --       $2,015
Vice President,             1995      $116,462        $10,000         --          --           40,000       --       $1,558
Engineering

David L. White              1996      $119,627          --            --          --            --          --         --
Vice President,             1995      $108,696          --            --          --            --          --       $  742
Marketing &                 1994      $102,019        $10,000         --          --            --          --       $  385
Sales



(1)   Stock options granted under the Company's 1990 Stock Option Plan.

(2)   Long Term Incentive Payment (LTIP):  none were made.

(3) Represents contributions made by the Company to the Company's 401 (k) Plan which match in part the pre-tax elective deferral contributions (included under Salary) made to such plan by the executive officers.

(4) In January 1995, Mr. George H. Bruns, Jr., assumed the role of Chief Executive Officer. Annualized fiscal 1995 salary was $148,000.

(5) Other compensation for Mr. George H. Bruns, Jr. represents a car allowance in 1996.

(6) Other compensation for Mr. George H. Bruns, Jr. includes a car allowance of $1,800 for three months and board compensation of $7,250. The Board compensation was earned prior to the assumption of the Chief Executive Officer position in January, 1995.

(7) Pursuant to regulations issued by the Commission, no data is reportable for prior fiscal years because annual compensation was below the $100,000 requirement.



STOCK OPTIONS

      The following table sets forth stock options granted in fiscal 1996 to each of the Company's executive officers named in the Summary Compensation Table. No stock appreciation rights were granted during the 1996 fiscal year. All option exercise prices would have been based on market price on the date of grant. The table also sets forth the hypothetical gains that would exist for the options at the end of their five year terms, assuming compound annual rates of stock appreciation of 5% and 10%. These numbers are calculations based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price growth. The actual future value of all options will depend on the market value of the Company's Common Stock.

                          OPTION GRANTS IN FISCAL 1996
                                                                                Potential Realizable
                                       Percent of                                   Value at Assumed
                         No. of        Total Options                           Annual Rates of Stock
                         Securities    Granted To                                 Price Appreciation
                         Underlying    Employees                                     for Option Term
             Date of     Options       In Fiscal      Exp.      Exercise       ---------------------
Name          Grant      Granted (#)   1996           Date      Price ($/sh)         5% ($)  10% ($)
- ----------------------------------------------------------------------------------------------------
None



OPTIONS EXERCISES AND FISCAL YEAR END VALUE TABLE

      The following table provides information, with respect to the named executive officers, concerning the exercise of options during fiscal 1996 and unexercised options held as of the end of the fiscal year. No stock appreciation rights were exercised by such individuals during fiscal 1996. No stock appreciation rights were outstanding at the end of such fiscal year.

                AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS VALUES

                                                             NUMBER OF                VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS           IN-THE MONEY OPTIONS
                              SHARES                    AT MARCH 30, 1996(#)          AT MARCH 30, 1996($)(1)
                             ACQUIRED
                                ON          VALUE
NAME                        EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -----------------------------------------------------------------------------------------------------------------
George H. Bruns                 --            --             --              --             --             --
Chairman and
Chief Executive Officer

Gregory Overholtzer            7,500        20,937 (2)       --            22,500           --          $67,500
Vice President,
Finance and
Chief Financial Officer

Bradley C. Stribling            --            --           10,000          30,000        $30,000        $90,000
Vice President,
Engineering

David L. White                  --            --           30,000          10,000        $90,000        $30,000
Vice President,
Marketing & Sales


(1) Equal to the fair market value of the option shares on March 30, 1996 ($7.00 per share), less the aggregate option price payable for such shares. Options are in-the-money if the market value of the shares is greater than the option exercise price.

(2) Equal to the proceeds realized on sale of shares less the aggregate option price paid for such shares.




LONG-TERM INCENTIVE PLAN (LTIP) AWARDS TABLE

      There were no long-term incentive plan awards made during fiscal 1996 to the Company's executive officers.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS


CHANGE-IN-CONTROL ARRANGEMENTS

      All outstanding options held by the Chief Executive Officer and the Company's other executive officers under the Company's 1990 Stock Option Plan will automatically accelerate and become exercisable for fully vested shares upon a change in control of the Company, whether effected through merger, sale of substantially all of the Company's assets, the successful completion of a hostile tender offer for 30% or more of the Company's outstanding Common Stock, or a change in the majority of the Board as a result of one or more contested elections for Board membership.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      For the 1996 fiscal year, the Compensation and Stock Option Committee of the Board was comprised of Messrs. Bruns and Wilson. During all of fiscal year 1996, Mr. Bruns has had the position of Chief Executive Officer. Mr. Bruns will not be eligible to receive any stock options during his period of service on the Compensation and Stock Option Committee.

      No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


                    COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


GENERAL COMPENSATION POLICY

      Giga-tronics' executive compensation philosophy rests on two fundamental principles. First, the program is intended to provide fully competitive levels of compensation - at expected levels of performance - in order to attract, motivate and retain talented executives. Secondly, the program is intended to create an alignment of interest between the Company's executives and its shareholders such that a significant portion of each executive's compensation is linked directly to the creation of shareholder value.

      The Executive Compensation Program is intended to place heavy emphasis on the variable pay (pay that varies with performance) and less focus on fixed base salary. The incentive pay programs are intended to reward performance that is directly relevant to the Company's short term and long term success. The three primary components of the program include base salary, annual incentive (performance based bonus), and long term incentives (stock options).

FACTORS

      The process involved and the factors considered in the executive compensation determination for fiscal year 1996 are summarized below. It is expected that this process will remain the same in fiscal year 1997. However, the Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of "pay-for-performance."


BASE SALARY

      Base salaries are based primarily on individual performance, and each individuals role in the Company. Employees with higher levels of sustained performance over time and/or those assuming greater responsibilities will be paid correspondingly higher salaries.

      On the basis of its knowledge of the industry, this Committee believes that the base salary levels in effect for the Company's executive officers are competitive with the companies within and without the industry which the Company competes for executive talent. However, the Committee did not, through one or more external salary surveys for the industry, independently confirm the specific percentiles at which the base salary levels in effect for the Company's executive officers stood in relation to other companies in the industry.

      Salaries are reviewed annually based on individual performance, overall financial results and the general level of increases in the market place. Salary increases are granted within a pay-for-performance frame work.

ANNUAL PERFORMANCE (NON-STOCK) BASED INCENTIVE COMPENSATION

      Giga-tronics' annual incentive bonus plan is intended to (1) reward key employees based upon company and individual performance, (2) motivate, (3) provide competitive cash compensation opportunities. Incentive awards are paid annually based upon achievement of individual performance objectives for the most recently completed fiscal year.

      Bonus payments of approximately $66,000 were earned in fiscal 1996.


LONG-TERM (STOCK BASED) INCENTIVE COMPENSATION

      Giga-tronics has always believed that stock ownership or stock option participation was the most effective way of aligning management and shareholder interests. Options issued have been at 100% of market value, for 5 year terms, exercisable 25% per year after the first year. The right to exercise options expires 60 days after termination of employment, except in case of death when optionee's estate would have six months to exercise.

      Total options outstanding had reached a level of 13.7% of total shares outstanding in FY1994. Options outstanding in FY1995 were 8.3% of total shares outstanding, and options outstanding at the end of FY 1996 were 6.0% of total shares then outstanding.

CEO COMPENSATION

      The CEO compensation is based on the same considerations as any other senior executive. Base rates are determined by market factors. Other compensation factors (salary increases, incentive bonus, option participation) are performance-based.

      Mr. Bruns' compensation for 1996 was $148,000 plus $7,200 transportation allowance.

      Mr. Bruns holds no options but does own, directly and through family, 357,650 shares comprising 13.5% of the Company's stock.


DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION

      Effective January 1, 1994, Section 162(m) of the IRS Code limits federal income tax deductions for compensation paid to the Chief Executive Officer and the four other most highly compensated officers of a public company to $1 million per individual per year, but contains an exception for performance-based compensation that satisfies certain conditions.

      The 1990 Stock Option Plan was amended in 1994 to restrict the maximum number of shares of Common Stock for which any one participant may be granted stock options and stock appreciation rights to 200,000 shares, and the stockholders approved this amendment at the 1994 Annual Meeting. As a result, stock options granted to the Company's executive officers with an exercise price not less than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation which is not subject to the $1 million limitation.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has re-appointed the firm of KPMG Peat Marwick as the Company's independent accountants for the fiscal year ending March 29, 1997 and to perform other appropriate services. Ratification by the shareholders will be sought for this appointment.

      Representatives of KPMG Peat Marwick are expected to be present at the Company's Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK.

                            SHAREHOLDERS' PROPOSALS


      To be considered for presentation to the Annual Meeting of Shareholders to be held in 1997, a shareholder proposal must be received by the Company no later than February 28, 1997. Proposals should be addressed to the Corporate Secretary, Giga-tronics Incorporated, 4650 Norris Canyon Road, San Ramon, CA 94583.

The Annual Report of the Company for the fiscal year ended March 30, 1996 was mailed previously with the mailing of the Notice of Special Meeting and Joint Proxy Statement to all shareholders entitled to notice of and to vote at the Special Meeting. The Company will mail Annual Report on Form 10K to any shareholder who so requests. Requests should be sent to the Corporate Secretary as noted above for proposals.



                                 OTHER MATTERS


      The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. Regardless of whether you intend to be present at the Annual Meeting, you are urged to complete, date, sign and return your proxy promptly.


                                          By order of the Board of Directors,


                                          /s/ Gregory L. Overholtzer
                                          -----------------------------------
                                          Gregory L. Overholtzer, Secretary



San Ramon, California
July 15, 1996

                                   FOR all nominees               WITHHOLD
                                  listed (except as              AUTHORITY
                                   withheld in the            to vote for all
                                    space below).             nominees listed.
                                         / /                        / /

1. Elect four Directors for the ensuing year.

   Nominees:  George H. Bruns, Jr., James A. Cole,
              Edward D. Sherman, Robert C. Wilson.

(INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below.)


- ------------------------------------------------------------------

                                                            Please mark
                                                          your votes as  /X/
                                                           indicated in
                                                          this example.


2. Ratify the appointment of independent certified      FOR    AGAINST   ABSTAIN
   public accountants.                                  / /     / /       / /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Signature(s)_________________________________________Dated:_______________, 1996
Please sign exactly as the name appears printed hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person. Receipt is acknowledged of the Proxy Statement for the meeting.

- --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

PROXY

                           GIGA-TRONICS INCORPORATED
                         ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

George H. Bruns, Jr. and Greg Overholtzer, or either of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, each with full power of substitution, to vote and act as proxy with respect to all shares of Common Stock of Giga-tronics Incorporated ("Giga-tronics") standing in the name of the undersigned on the books of Giga-tronics at the close of business on June 14, 1996, at the Annual Meeting of Shareholders to be held at 10:00 A.M., on August 12, 1996, at Giga-tronics' Facilities at 4650 Norris Canyon Road, San Ramon, CA 94583, or at any adjournment or postponement thereof.

THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)



- --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE